UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2018

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36745	59-2262718

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K, filed on September 4, 2018 (the “Form 8-K”), Applied DNA Sciences, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein, including the Company’s chairman, president and chief executive officer, certain members of the Board of Directors and management team, and certain other accredited investors (the “Purchasers”), pursuant to which the Company issued and sold to the Purchasers an aggregate of $1.65 million in principal amount of secured convertible notes (the “Notes”) bearing interest at a rate of 6% per annum (the “Private Placement”).

The Company also entered into a registration rights agreement, dated as of the date of the Purchase Agreement (the “Registration Rights Agreement”), with the Purchasers, pursuant to which the Company agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) to register under the Securities Act of 1933, as amended (the “Securities Act”) resales from time to time of the Common Stock issued or issuable upon conversion or redemption of the Notes.

This Amendment No. 1 to Form 8-K (the “Amendment”) is being filed solely to supplement the exhibits filed with the Form 8-K with the executed Purchase Agreement and Registration Rights Agreement and the Form of the Secured Convertible Note (the “Form of Note”).

The descriptions of the Form of Note, Registration Rights Agreement and Purchase Agreement as set out in the Form 8-K are not complete and are subject to and qualified in their entirety by reference to the copies of the Form of Note, Registration Rights Agreement and Purchase Agreement which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Amendment and these exhibits are incorporated herein by reference to the Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Form of Note
10.2	Registration Rights Agreement, dated August 31, 2018, by and among Applied DNA Sciences, Inc. and the investors named on the signature page there.
10.3	Securities Purchase Agreement, dated August 31, 2018, by and among Applied DNA Sciences, Inc. and the investors named on the signature page there.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2018	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer